                                                           Registration No. 333-
    As filed with the Securities and Exchange Commission on August 25, 1999
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        CROWN CORK & SEAL COMPANY, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

               Crown Cork & Seal                            Crown Cork & Seal                     Crown Cork & Seal
                 Company, Inc.                                 Finance PLC                             Finance
          (Exact name of Registrant as                 (Exact name of Registrant as           (Exact name of Registrant as
            specified in its charter)                    specified in its charter)              specified in its charter)

                   Pennsylvania                                United Kingdom                             France
           (State or other jurisdiction                 (State or other jurisdiction           (State or other jurisdiction
        of incorporation or organization)            of incorporation or organization)      of incorporation or organization)

                    23-1526444                                 Not Applicable                         Not Applicable
       (I.R.S. Employer Identification No.)         (I.R.S. Employer Identification No.)   (I.R.S. Employer Identification No.)

                                                               Downsview Road                          Le Colisee I
                  One Crown Way                               Wantage, Oxon UK                        rue Fructidor
             Philadelphia, PA  19154                              OX12 9BL                     75830 Paris Cedex 17, France
                  (215) 698-5100                             44-123-577-2929                         33-1-49-18-40-00
          (Address, including zip code,                (Address, including zip code,          (Address, including zip code,
         and telephone number, including              and telephone number, including        and telephone number, including
       area code, of Registrant's principal         area code, of Registrant's principal   area code, of Registrant's principal
                executive offices)                           executive offices)                     executive offices)

                            -----------------------
                                   Copies To:

       WILLIAM G. LAWLOR, ESQUIRE                       JOHN W. WHITE, ESQUIRE
        DECHERT PRICE & RHOADS                         CRAVATH, SWAINE & MOORE
       4000 BELL ATLANTIC TOWER                           825 EIGHTH AVENUE
          1717 ARCH STREET                              NEW YORK, NY  10019
       PHILADELPHIA, PA  19103                             (212) 474-1000
          (215) 994-4000

                            -----------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offer: [X] 333-16869.

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offer: [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                            -----------------------

                        CALCULATION OF REGISTRATION FEE

     Title of each Class           Amount to be   Proposed Maximum Offering      Proposed Maximum Aggregate        Amount of
of Securities to be Registered      Registered        Price Per Share(1)              Offering Price(1)         Registration Fee

Debt Securities(2)                  $50,000,000              100%                        $50,000,000                $13,900
===================================================================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(c).

(Continued from Previous Page)

(2) The Debt Securities will be issued solely by Crown Cork & Seal Company, Inc. As Crown Cork & Seal Finance PLC and Crown Cork & Seal Finance S.A. are additional registrants under Registration Statement No. 333-16869, each has been included as a registrant hereunder although neither will issue any Debt Securities hereunder.

                       STATEMENT PURSUANT TO RULE 429 (B)

     The prospectus contained in this registration statement is a combined prospectus which covers Debt Securities and Guarantees of the Registrants, heretofore covered by Registration Statement No. 333-16869 (in the amount of $1,300,000,000 with a filing fee of $393,939.39).

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-16869) filed by Crown Cork & Seal Company, Inc. (the "Company"), Crown Cork & Seal Finance PLC and Crown Cork & Seal Finance S.A. with the Securities and Exchange Commission, including the exhibits thereto, is incorporated herein by reference.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-16869 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:

EXHIBIT
NUMBER                            DESCRIPTION
 5.1                Opinion of Dechert Price & Rhoads.
 23.1               Consent of PricewaterhouseCoopers LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on August 25, 1999.

                                           CROWN CORK & SEAL COMPANY, INC.

                                           BY:     /s/ Craig R.L. Calle
                                              ----------------------------------
                                              Name:  Craig R.L. Calle
                                              Title:  Senior Vice President -
                                                      Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                                      TITLE
                               *
-----------------------------------------------------------
William J. Avery                                               Chairman of the Board and Chief Executive Officer

                               *
-----------------------------------------------------------
Alan W. Rutherford                                             Director, Executive Vice President and Chief Financial Officer

                               *
-----------------------------------------------------------
Timothy J. Donahue                                             Vice President and Controller (Principal Accounting Officer)

                               *
-----------------------------------------------------------
Henry E. Butwel                                                Director

                               *
-----------------------------------------------------------
Charles F. Casey                                               Director

                               *
-----------------------------------------------------------
John W. Conway                                                 Director

                               *
-----------------------------------------------------------
Francis X. Dalton                                              Director

-----------------------------------------------------------
Arnold W. Donald                                               Director

-----------------------------------------------------------
Tommy H. Karlsson                                              Director

                               *
-----------------------------------------------------------
Josephine C. Mandeville                                        Director

                               *
-----------------------------------------------------------
Michael J. McKenna                                             Director

-----------------------------------------------------------
John B. Neff                                                   Director

-----------------------------------------------------------
Thomas A. Ralph                                                Director

                               *
-----------------------------------------------------------
Jean-Pierre Rosso                                              Director

                               *
-----------------------------------------------------------
Harold A. Sorgenti                                             Director

                               *
-----------------------------------------------------------
Guy de Wouters                                                 Director

                *By /s/ Craig R.L. Calle
                    ________________________            August 25, 1999
                    Craig R.L. Calle
                    Attorney-In-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant indicated below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 25, 1999.

                                           CROWN CORK & SEAL FINANCE PLC

                                           BY:      /s/ Alan W. Rutherford
                                              --------------------------------
                                               Name:  Alan W. Rutherford
                                               Title:  Managing Director

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August __, 1999.

SIGNATURE                                                      TITLE
  /s/ Alan W. Rutherford
-----------------------------------------------------------
Alan W. Rutherford                                             Managing Director (Principal Executive, Financial and
                                                               Accounting Officer)
  /s/ Craig R.L. Calle
-----------------------------------------------------------
Craig R.L. Calle                                               Director

                                                               Authorized Representative
CROWN CORK & SEAL COMPANY, INC.                                 in the United States


By:  /s/ Alan W. Rutherford
   ____________________________________
      Name: Alan W. Rutherford
      Title:  Executive Vice President
              and Chief Financial Officer


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant indicated below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Paris, Republic of France, on August 25, 1999.

                                           CROWN CORK & SEAL FINANCE S.A.

                                           BY:   /s/ Carole D'Armaille
                                              ----------------------------------
                                               Name:  Carole D'Armaille
                                               Title:  General Manager

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 25, 1999.

SIGNATURE                                                      TITLE
  /s/ Carole D'Armaille
-----------------------------------------------------------
Carole D'Armaille                                              General Manager (Principal Executive Officer)

  /s/ Alan W. Rutherford
-----------------------------------------------------------
Alan W. Rutherford                                             Chief Financial Officer and Director (Principal Financial and
                                                               Accounting Officer)

  /s/ Peter Collier
-----------------------------------------------------------
Peter Collier                                                  Director

  /s/ Timothy J. Donahue
-----------------------------------------------------------
Timothy J. Donahue                                             Director


CROWN CORK & SEAL COMPANY, INC.                                Authorized Representative
                                                                in the United States

By:   /s/ Alan W. Rutherford
   ------------------------------------
      Name:  Alan W. Rutherford
      Title:  Executive Vice President
              and Chief Financial Officer